EXHIBIT 10-A-5

                              HARTMARX CORPORATION

                             RESTRICTED STOCK AWARD
                             GRANTED PURSUANT TO THE
                            2006 INCENTIVE STOCK PLAN


         Section 1. Award Date. This Restricted Stock Award (the "Award") is granted ____________ (the "Award Date"), pursuant and subject to all of the terms and conditions of the 2006 Incentive Stock Plan (the "Plan") of Hartmarx Corporation (the "Company").

         Section 2. Award Grant. The Company hereby grants to _____________________ (the "Grantee") a total of ________________________ shares
(the "Awarded Shares") of Company common stock (the "Common Stock") upon the terms and conditions and subject to forfeiture and other restrictions as hereinafter provided. Such Awarded Shares shall be evidenced by a book entry statement bearing the restrictive legends described in Section 5 hereof. The book entry transfer evidencing the shares of Restricted Stock shall be held in the custody of the Company until the restrictions thereon shall have lapsed, and, as a condition to the grant of the Awarded Shares, the Grantee shall deliver to the Company a stock power, endorsed in blank, relating to the Awarded Shares in such form as the Secretary of the Company may require. Reasonably promptly after the restrictions on transferability of a share of Awarded Shares shall lapse, the Company shall cause to be delivered to the Grantee a certificate (or make a book entry) evidencing such share, free of the legends described in Section 5 hereof.

         Section 3. Vesting; Restrictions. None of the Awarded Shares shall be vested or transferable unless and until Grantee's unbroken period in the employ of the Company or a subsidiary (the "Employment Period") continues to and including the first to occur of the following events (the "Vesting Date"):

                  (a) ____________; or

                  (b) the closing price of a share of Common Stock on the New York Stock Exchange -- Composite Transactions, or other principal market quotation, equals or exceeds ____________ ___________________;
         or

                  (c) Grantee's retirement from employment with the Company or a subsidiary at or after attaining age 65; or

                  (d) with the consent of the Committee.

At that time, all Awarded Shares shall become vested in and transferable by Grantee free and clear of all restrictions and risks of forfeiture. In the event of termination of Grantee's Employment Period prior to the Vesting Date, except as otherwise provided in Section 6 below, Awarded Shares not then vested in and transferable by Grantee shall be forfeited. Absence on approved leave shall not be considered a termination or break in service of Grantee's Employment Period. Notwithstanding the foregoing, if Grantee is a party to a written employment agreement with the Company, vesting and forfeiture of Awarded Shares upon termination of employment shall be governed by the provisions of such employment agreement.

         Notwithstanding the foregoing, unrestricted ownership rights in all Awarded Shares hereunder shall be vested in Grantee free and clear of all restrictions and risks of forfeiture whatsoever upon a Change in Control during Grantee's Employment Period.

         Section 4. Definitions. (a)A "Change in Control" shall be deemed to have occurred if:

                  (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a merger or consolidation which would result in the record holders of the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) in substantially the same proportions as their ownership immediately prior to such merger or consolidation at least 75% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; provided that this exclusion shall only apply to the percentage obtained by merger or consolidation and shall cease to apply in the event additional securities are purchased in another transaction; or

                  (ii) during any period of two consecutive years (not including any period prior to the date of the Agreement), individuals who at the beginning of such period constitute the Board of Directors of the Company (the "Board") (together with any new directors whose election by the Board or whose nomination for election by the shareholders of the Company was approved by a vote of at least 66 2/3% of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved unless the initial assumption of office of such subsequently-elected or appointed director was in connection with
         (i) an actual or threatened election contest, including a consent solicitation, relating to the election or removal of one or more members of the Board, (ii) a "tender offer" (as such term is used in Section 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), (iii) a proposed merger or consolidation of the Company, or (iv) a request, nomination or suggestion of any one or more Beneficial Owners of voting securities of the Company representing 20% or more of the aggregate voting power of the voting securities of the Company or the surviving corporation, as applicable) cease for any reason to constitute at least 66 2/3% of the Board then in office; or

                  (iii) there is consummated a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) with any other corporation, other than a merger or consolidation which would result in the record holders of the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) in substantially the same proportions as their ownership immediately prior to such merger or consolidation at least 75% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

                  (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Provided, however, no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the combined voting power of the Company's outstanding securities immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

         (b) The term "Person" means any person (as defined in Section 3(a)(9) of the Exchange Act, as such term is modified in Sections 13(d) and 14(d) of the Exchange Act) other than (i) any employee plan established by the Company, (ii) the Company or any of its affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act) prior to the transaction resulting in the Change in Control,
(iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company.

         (c) The term "Beneficial Owner" means beneficial owner as defined in Rule 13d-3 promulgated under the Exchange Act.

         (d) The term "Board" means the Board of Directors of the Company.

         (e) The term "Committee" means the Compensation and Stock Option Committee of the Board, or successor thereto, as determined by the Board.

         Section 5. Legend on Certificates. The Participant agrees that any book entry statement issued for shares of Restricted Stock prior to the lapse of any outstanding restrictions relating thereto shall bear the following legend (in addition to any other legend or legends required under applicable federal and state securities laws):

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE (THE "RESTRICTIONS") AS SET FORTH IN THE HARTMARX CORPORATION 2006 STOCK INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND HARTMARX CORPORATION , COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE COMPANY. ANY ATTEMPT TO DISPOSE OF THESE SHARES IN CONTRAVENTION OF THE RESTRICTIONS, INCLUDING BY WAY OF SALE, ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION OR OTHERWISE, SHALL BE NULL AND VOID AND WITHOUT EFFECT.

         Section 6. Death; Total Disability. In the event Grantee's Employment Period terminates by reason of Grantee's death or Total Disability, all Awarded Shares shall thereupon vest and be transferable. Grantee's disability shall be deemed to be a "Total Disability" if (i) Grantee would qualify for a disability benefit under the long-term disability plan maintained by the Grantee's employer, or (ii) Grantee suffers from such other conditions as may be determined in the sole discretion of the Committee to constitute a disability.

         Section 7. Issuance Procedure. Issuance of any shares pursuant hereto shall be limited to the extent necessary to comply with all applicable laws and regulations and applicable requirements of any securities exchange or similar entity. The Company, at its option, may either include an appropriate legend on certificates representing such Awarded Shares or postpone delivery of such certificates until such restrictions are no longer applicable. If it is determined that any agreement from Grantee is appropriate in order to comply with any registration, listing or other legal requirement applicable to the Company, Grantee will be required to deliver such agreement prior to the delivery or subsequent transfer of any shares issued hereunder.

         Section 8. Tax Withholding. To the extent that receipt of Awarded Shares or the lapse of any restrictions on such Awarded Shares results in income to Grantee for Federal or State income tax purposes, Grantee shall deliver to the Company on the Vesting Date (or, if the Grantee makes an election under Section 83(b) of the Code in connection with such grant, at the time the Grantee recognizes taxable income in respect to the Awarded Shares) the amount of any Federal and State withholding taxes as may be required for the Company to meet its minimum statutory withholding obligations under applicable tax laws and regulations as determined by the Company, and if Grantee fails to do so, the Company shall have the right to withhold such whole number of Awarded Shares as shall, when multiplied by the fair market value of a share of Common Stock on the Vesting Date, be sufficient for such purpose. The Grantee shall promptly notify the Company of any election made pursuant to Section 83(b) of the Code. A form of such election is attached hereto as Exhibit A.

         THE GRANTEE ACKNOWLEDGES THAT IT IS THE GRANTEE'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF THE GRANTEE REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON THE GRANTEE'S BEHALF.

The Grantee acknowledges that the tax laws and regulations applicable to the Awarded Shares and the disposition of the Awarded Shares following vesting are complex and subject to change.

         Section 9. Investment Representation. The Grantee hereby represents and warrants to the Company that the Grantee, by reason of the Grantee's business or financial experience (or the business or financial experience of the Grantee's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Grantee's own interests in connection with the transactions contemplated under this Restricted Stock Award.

         Section 10. Transferability. This Award is not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order.

         Section 11. Rights of Grantee. Nothing herein contained shall confer on Grantee any right with respect to continued employment by the Company or a subsidiary, or interfere with the right of the Company or such subsidiary to terminate the employment of Grantee at any time or, except as to shares actually issued, confer any rights as a Company stockholder upon Grantee. Rights of grantees are governed by the Plan, under which the Committee may make adjustments necessary to reflect changes made in the Company's Common Stock.

                                              HARTMARX CORPORATION



                                              By
                                                 ----------------------------

                                                       Secretary

                                    EXHIBIT A
                                    ---------

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER:  _____________________________________________________________

NAME OF SPOUSE:  _______________________________________________________________

ADDRESS:  ______________________________________________________________________

IDENTIFICATION NO. (Soc. Sec.  No.) OF TAXPAYER:  ______________________________

IDENTIFICATION NO. (Soc. Sec.  No.) OF SPOUSE:  ________________________________

TAXABLE YEAR: __________________________________________________________________

2. The property with respect to which the election is made is described as follows: __________________ shares (the "Awarded Shares") of Hartmarx Corporation ("Company").

3.       The date on which the property was transferred is:
         _____________________________, 20_____.

4.       The property is subject to the following restrictions:
         ___________________________________

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The Awarded Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions in such agreement.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $ _________________.

6        The amount (if any) paid for such property is:  $ ____________________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.


Dated: ___________________________, 200____           __________________________
                                                               Taxpayer

The undersigned spouse of taxpayer joins in this election.


Dated: ___________________________, 200____           __________________________
                                                           Spouse of Taxpayer